                                                                  EXHIBIT  99-65

                        SEMI-ANNUAL SERVICER CERTIFICATE
                             AS OF FEBRUARY 28, 2005

         Pursuant to Section 4.01(d)(iii) of the Securitization Property Servicing Agreement, dated as of March 9, 2001 (the "Agreement"), between The Detroit Edison Company, as servicer and The Detroit Edison Securitization Funding LLC, the Servicer does hereby certify, for the current Payment Date, as follows:

         Capitalized terms used herein have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections of the Agreement.




1. ESTIMATED SB CHARGE PAYMENTS AND AGGREGATE AMOUNTS AVAILABLE FOR THE CURRENT PAYMENT DATE:

     i.  Amount Remitted -- September 2004                                                        $ 16,516,780
     ii. Amount Remitted -- October 2004                                                            14,801,896
     iii.Amount Remitted -- November 2004                                                           19,489,803
     iv. Amount Remitted -- December 2003                                                           14,866,583
     v.  Amount Remitted -- January 2005                                                            14,181,226
     vi. Amount Remitted -- February 2005                                                           12,396,608
                                                                                                 -------------
     vii.Total Amount Remitted for this Period (sum of i. through vi. above)                     $  92,252,896
     viii. Net Earnings on Collection Account (accrued August 2004 thru January 31, 2005)              540,553
     ix. Expenses Paid to Date (August 2004 thru January 31, 2005)                                     109,157
                                                                                                 -------------
     x.  General Subaccount Balance (sum of vii. and viii. above minus ix.)                      $  92,684,292
     xi. Reserve Subaccount Balance                                                                          0
     xii.Overcollateralization Subaccount Balance                                                            0
     xiii. Capital Subaccount Balance                                                                7,292,978
                                                                                                 -------------
     xiv.Collection Account Balance (sum of x. through xiii. above)                              $  99,977,270
                                                                                                 =============


2.   OUTSTANDING PRINCIPAL BALANCE AS OF PRIOR PAYMENT DATE BY TRANCHE:

     i.  Class A-1 Principal Balance Outstanding Securitization Bond                           $             0
     ii. Class A-2 Principal Balance Outstanding Securitization Bond                                49,799,379
     iii.Class A-3 Principal Balance Outstanding Securitization Bond                               322,791,421
     iv. Class A-4 Principal Balance Outstanding Securitization Bond                               406,722,416
     v.  Class A-5 Principal Balance Outstanding Securitization Bond                               326,236,780
     vi. Class A-6 Principal Balance Outstanding Securitization Bond                               390,671,263
                                                                                               ---------------
     vii.Total Securitization Bond Principal Balance                                           $ 1,496,221,259
                                                                                               ===============

3.   REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:

     A)  PROJECTED PRINCIPAL BALANCES AND PAYMENTS

                                                                          Projected
                                                                      Principal Balance             Principal Due
         i.   Class A-1 Securitization Bond                            $             0              $          0
         ii.  Class A-2 Securitization Bond                                          0                49,799,379
         iii. Class A-3 Securitization Bond                                322,791,421                         0
         iv.  Class A-4 Securitization Bond                                406,722,416                         0
         v.   Class A-5 Securitization Bond                                326,236,780                         0
         vi.  Class A-6 Securitization Bond                                390,671,263                         0
                                                                       ---------------              ------------
         vii. Total Required Principal Amount                          $ 1,446,421,880              $ 49,799,379
                                                                       ===============              ============


     B)  REQUIRED INTEREST PAYMENTS

                                                        Securitization Bond       Days in
                                                           Interest Rate     Applicable Period       Interest Due
                                                        -------------------  -----------------       ------------
         i.   Class A-1 Securitization Bond                     5.180%              180            $           0
         ii.  Class A-2 Securitization Bond                     5.510%              180                1,371,973
         iii. Class A-3 Securitization Bond                     5.875%              180                9,481,998
         iv.  Class A-4 Securitization Bond                     6.190%              180               12,588,059
         v.   Class A-5 Securitization Bond                     6.420%              180               10,472,200
         vi.  Class A-6 Securitization Bond                     6.620%              180               12,931,219
                                                                                                   -------------
         vii. Total Required Interest Amount                                                       $  46,845,449
                                                                                                   =============


     C)  PROJECTED SUBACCOUNT PAYMENTS AND LEVELS

             Subaccount                                               Projected Level            Funding Required
             ----------                                               ---------------            ----------------
         i.   Capital Subaccount                                      $   8,750,000               $   1,457,022
         ii.  Overcollateralization Subaccount                            2,500,000                   2,500,000
                                                                      -------------               -------------
         iii. Total Subaccount Payments and Levels                    $  11,250,000               $   3,957,022
                                                                      =============               =============


4.   ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO SECTION
     8.02 OF INDENTURE:

     A)  SEMIANNUAL EXPENSES

              Net Expense Amount (Payable on current Payment Date)
         i.   Trustee Fees and Expenses                                                            $         0
         ii.  Semiannual Total of Servicing Fee                                                        437,500
         iii. Semiannual Administration Fee                                                            125,000
         iv.  Operating Expenses (subject to $100,000 cap)                                                   0
                                                                                                   -----------

          V.  Total Expenses                                                                       $   562,500
                                                                                                   ===========

     B)  SEMIANNUAL INTEREST

                                                                                                  Aggregate
                                                                                              --------------
         i.   Class A-1 Securitization Bond                                                   $            0
         ii.  Class A-2 Securitization Bond                                                        1,371,973
         iii  Class A-3 Securitization Bond                                                        9,481,998
         iv.  Class A-4 Securitization Bond                                                       12,588,059
         v.   Class A-5 Securitization Bond                                                       10,472,200
         vi.  Class A-6 Securitization Bond                                                       12,931,219
                                                                                              --------------
         vii. Total Semiannual Interest                                                       $   46,845,449
                                                                                              ==============

     C)  SEMIANNUAL PRINCIPAL

                                                                                                 Aggregate
                                                                                              --------------
         i.   Class A-1 Securitization Bond                                                   $            0
         ii.  Class A-2 Securitization Bond                                                       49,799,379
         iii  Class A-3 Securitization Bond                                                                0
         iv.  Class A-4 Securitization Bond                                                                0
         v.   Class A-5 Securitization Bond                                                                0
         vi.  Class A-6 Securitization Bond                                                                0
                                                                                              --------------
         vii. Total Semiannual Principal                                                      $   49,799,379
                                                                                              ==============

     D)  OTHER PAYMENTS

         i.   Operating Expenses (in excess of $100,000)                                      $            0
         ii.  Withdrawal from Series Capital Subaccount                                            4,523,036
         iii. Withdrawal from Series Overcollateralization Subaccount                                      0
         iv.  Withdrawal from Reserve Subaccount                                                           0


5. OUTSTANDING PRINCIPAL BALANCE AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH DISTRIBUTION DATE):

     A)  PRINCIPAL BALANCE OUTSTANDING:

         i.   Class A-1 Principal Balance Outstanding Securitization Bond                    $             0
         ii.  Class A-2 Principal Balance Outstanding Securitization Bond                                  0
         iii. Class A-3 Principal Balance Outstanding Securitization Bond                        322,791,421
         iv.  Class A-4 Principal Balance Outstanding Securitization Bond                        406,722,416
v.       Class A-5 Principal Balance Outstanding Securitization Bond                             326,236,780
vi.      Class A-6 Principal Balance Outstanding Securitization Bond                             390,671,263
                                                                                             ---------------
         vii. Total Securitization Bond Principal Balance                                    $ 1,446,421,880
                                                                                             ===============

     B)  COLLECTION ACCOUNT BALANCES OUTSTANDING:

         i.   Series Capital Subaccount                                                        $   2,769,942
         ii.  Series Overcollateralization Subaccount                                                      0
         iii. Reserve Subaccount                                                                           0
                                                                                               -------------
         iv.  Total Subaccount Amount                                                          $   2,769,942
                                                                                               =============

6.   SUBACCOUNT BALANCES AS OF CURRENT PAYMENT DATE (IF APPLICABLE, PURSUANT TO
     SECTION 8.02 OF INDENTURE):

     i.  Series Capital Subaccount                                                             $     2,769,942
     ii. Series Overcollateralization Subaccount                                                             0
     iii.Reserve Subaccount                                                                                  0
                                                                                               ---------------
     iv. Total Subaccount Balances                                                             $     2,769,942
                                                                                               ===============


7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE (IF APPLICABLE):

     A)  SEMIANNUAL INTEREST SHORTFALL

         i.   Class A-1 Securitization Bond                                                    $             0
         ii.  Class A-2 Securitization Bond                                                                  0
         iii  Class A-3 Securitization Bond                                                                  0
         iv.  Class A-4 Securitization Bond                                                                  0
         v.   Class A-5 Securitization Bond                                                                  0
         vi.  Class A-6 Securitization Bond                                                                  0
                                                                                               ---------------
         vii. Total Semiannual Interest Shortfall                                              $             0
                                                                                               ===============

     B)  SEMIANNUAL PRINCIPAL SHORTFALL

         i.   Class A-1 Securitization Bond                                                    $             0
         ii.  Class A-2 Securitization Bond                                                                  0
         iii  Class A-3 Securitization Bond                                                                  0
         iv.  Class A-4 Securitization Bond                                                                  0
         v.   Class A-5 Securitization Bond                                                                  0
         vi.  Class A-6 Securitization Bond                                                                  0
                                                                                               ---------------
         vii. Total Semiannual Principal Shortfall                                             $             0
                                                                                               ===============


8.   SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT DISTRIBUTION DATE:

     i.  Series Capital Subaccount                                                             $     5,980,058
     ii. Series Overcollateralization Subaccount                                                     2,500,000
                                                                                               ---------------
     iii.Total Subaccount Shortfalls                                                           $     8,480,058
                                                                                               ===============





         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Semiannual Servicer Certificate this 25th day of August February 2005.

                                    THE DETROIT EDISON COMPANY, as Servicer



                                    By: /s/ Peter B. Oleksiak
                                        ----------------------------------------
                                    Name:  Peter B. Oleksiak
                                    Title: Director and Assistant Controller






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